**STATE OF NEVADA**

***FRANCISCO V. AGUILAR***
*Secretary of State*

***GABRIEL DI CHIARA***
*Chief Deputy*

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings & Notary Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

MARY PAULINE STANKUVIENE
831 Laca Street
Dayton, NV 89403, USA

**Work Order #:** W2023052202099
May 22, 2023
Receipt Version: 1

**Special Handling Instructions:**

**Submitter ID:** 2076

**Charges**

| Description | Fee Description | Filing Number | Filing Date/Time | Filing Status | Qty | Price | Amount |
|---|---|---|---|---|---|---|---|
| Articles of Incorporation-For-Profit<br>• 200,000,000@0.0001 Common = $20,000.00<br>• 10,000,000@0.0001 Preferred = $1,000.00<br>• # Of No Par Values Shares 0<br>• Authorized Value $210,000.00 | Fees | 20233213197 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $275.00 | $275.00 |
| Initial List | Fees | 20233213199 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $150.00 | $150.00 |
| Initial List | Business License Fee | 20233213199 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $500.00 | $500.00 |
| Total | | | | | | | $925.00 |

**Payments**

| Type | Description | Payment Status | Amount |
|---|---|---|---|
| Credit Card | 6848007704496980203061 | Success | $925.00 |
| Total | | | $925.00 |

**Credit Balance:** $0.00

MARY PAULINE STANKUVIENE
831 Laca Street
Dayton, NV 89403, USA

**STATE OF NEVADA**

***FRANCISCO V. AGUILAR***
*Secretary of State*

***GABRIEL DI CHIARA***
*Chief Deputy*

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings & Notary Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

MARY PAULINE STANKUVIENE
831 Laca Street
Dayton, NV 89403, USA

**Work Order #:** W2023052202099
May 22, 2023
Receipt Version: 1

**Special Handling Instructions:**

**Submitter ID:** 2076

**Charges**

| Description | Fee Description | Filing Number | Filing Date/Time | Filing Status | Qty | Price | Amount |
|---|---|---|---|---|---|---|---|
| Articles of Incorporation-For-Profit<br>• 200,000,000@0.0001 Common = $20,000.00<br>• 10,000,000@0.0001 Preferred = $1,000.00<br>• # Of No Par Values Shares 0<br>• Authorized Value $210,000.00 | Fees | 20233213197 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $275.00 | $275.00 |
| Initial List | Fees | 20233213199 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $150.00 | $150.00 |
| Initial List | Business License Fee | 20233213199 | 5/22/2023 5:13:02 PM | InternalReview | 1 | $500.00 | $500.00 |
| Total | | | | | | | $925.00 |

**Payments**

| Type | Description | Payment Status | Amount |
|---|---|---|---|
| Credit Card | 68480077044969980203061 | Success | $925.00 |
| Total | | | $925.00 |

**Credit Balance:** $0.00

MARY PAULINE STANKUVIENE
831 Laca Street
Dayton, NV 89403, USA

**STATE OF NEVADA**

***FRANCISCO V. AGUILAR***
*Secretary of State*

***GABRIEL DI CHIARA***
*Chief Deputy*

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

# Business Entity - Filing Acknowledgement

05/22/2023

**Work Order Item Number:** W2023052202099 - 2922220
**Filing Number:** 20233213197
**Filing Type:** Articles of Incorporation-For-Profit
**Filing Date/Time:** 05/22/2023 17:13:02 PM
**Filing Page(s):** 3

**Indexed Entity Information:**

**Entity ID:** E32131982023-9
**Entity Name:** NusaTrip Inc.
**Entity Status:** Active
**Expiration Date:** None

Commercial Registered Agent
NEVADA DISCOUNT REGISTERED AGENT, INC.
831 LACA ST, DAYTON, NV 89403, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

***FRANCISCO V. AGUILAR***
*Secretary of State*

***GABRIEL DI CHIARA***
*Chief Deputy*

**STATE OF NEVADA**

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

# Business Entity - Filing Acknowledgement

05/22/2023

| | |
|---|---|
| **Work Order Item Number:** | W2023052202099 - 2922221 |
| **Filing Number:** | 20233213199 |
| **Filing Type:** | Initial List |
| **Filing Date/Time:** | 05/22/2023 17:13:02 PM |
| **Filing Page(s):** | 2 |

**Indexed Entity Information:**

**Entity ID:** E32131982023-9 **Entity Name:** NusaTrip Inc.

**Entity Status:** Active **Expiration Date:** None

Commercial Registered Agent
NEVADA DISCOUNT REGISTERED AGENT, INC.
831 LACA ST, DAYTON, NV 89403, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E32131982023-9 |
|---|---|
| F. Aguilar (signature) | Filing Number 20233213197 |
| Secretary of State | Filed On 05/22/2023 17:13:02 PM |
| State Of Nevada | Number of Pages 3 |

# Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

## ☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

**Articles of Formation of** ______________________ **a close corporation (NRS 78A)**

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT**

**1. Name of Entity:** (If foreign, name in home jurisdiction)

NusaTrip Inc.

**2. Registered Agent for Service of Process:** (Check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

NEVADA DISCOUNT REGISTERED AGENT, INC.
Name of Registered Agent **OR** Title of Office or Position with Entity

| Street Address | City | State | Zip Code |
|---|---|---|---|
| 831 LACA ST | DAYTON | Nevada | 89403 |

| Mailing Address (If different from street address) | City | State | Zip Code |
|---|---|---|---|
| | | Nevada | |

**2a. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.*

X Mary P. Stankuviene 05/22/2023

**Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** **Date**

**3. Governing Board:** (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes **OR** ☑ No

**4. Names and Addresses of the Board of Directors/ Trustees or Stockholders**

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Dennis Nguyen
Name

| Address | City | State | Zip Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

2) Raynauld Liang
Name

| Address | City | State | Zip Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

**5. Jurisdiction of Incorporation:** (NRS 80 only)

**5a.** Jurisdiction of incorporation:

**5b.** I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Formation - profit Corporation

Continued, Page 2

| | |
|---|---|
| **6. Benefit Corporation:** (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.) | By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐ |
| **7. Purpose/Profession to be practiced:** (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.) | Any legal purpose |
| **8. Authorized Shares:** (Number of shares corporation is authorized to issue) | Number of common shares with Par value: 200000000.0 Par value: $ .0001<br>Number of preferred shares with Par value: 10000000.0 Par value: $ .0001<br>Number of shares with no par value: 0<br>If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper. |
| **9. Name and Signature of: Officer making the statement or Authorized Signer** for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional. | **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**<br><br>Name: Dennis Nguyen — Country: United States<br>Address: 1111 South Roop Street, #100 — City: Carson City — State: NV — Zip/Postal Code: 89702<br>X Dennis Nguyen (attach additional page if necessary)<br><br>Name: Raynauld Liang — Country: United States<br>Address: 1111 South Roop Street, #100 — City: Carson City — State: NV — Zip/Postal Code: 89702<br>X Raynauld Liang (attach additional page if necessary) |

## AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

**Please include any required or optional information in space below:**

(attach additional page(s) if necessary)

**FRANCISCO V. AGUILAR**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume.gov**

# Initial List and State Business License Application

## Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

**NusaTrip Inc.**

NAME OF ENTITY

**TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT**

***IMPORTANT:*** *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

| Filed in the Office of | Business Number **E32131982023-9** |
|---|---|
| | Filing Number **20233213199** |
| Secretary of State State Of Nevada | Filed On **05/22/2023 17:13:02 PM** |
| | Number of Pages **2** |

- [x] Corporation
  - [ ] This corporation is publicly traded, the Central Index Key number is:
- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership (if formed at the same time as the Limited Partnership)
- [ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

**CHECK ONLY IF APPLICABLE**

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

**For nonprofit entities formed under NRS chapter 80:** entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below.

- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

**For nonprofit entities formed under NRS Chapter 81:** entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

**For nonprofit entities formed under NRS Chapter 82 and 80:** __**Charitable Solicitation Information - check applicable box**__

Does the Organization intend to solicit charitable or tax deductible contributions?

- [ ] No - no additional form is required
- [ ] Yes - the *Charitable Solicitation Registration Statement* is required.
- [ ] The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Initial List and State Business License Application - Continued

## Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT:

| Name | | | | Country |
|---|---|---|---|---|
| Dennis Nguyen | | | | USA |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

CORPORATION, INDICATE THE TREASURER:

| Name | Country |
|---|---|
| Raynauld Liang | USA |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

CORPORATION, INDICATE THE SECRETARY:

| Name | Country |
|---|---|
| Peter DiChiara | USA |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

CORPORATION, INDICATE THE DIRECTOR:

| Name | Country |
|---|---|
| Dennis Nguyen | USA |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| PO Box 100 | Carson City | NV | 89702 |

CORPORATION, INDICATE THE DIRECTOR:

| Name | Country |
|---|---|
| Raynauld Liang | USA |

| Address | City | State | Zip/Postal Code |
|---|---|---|---|
| PO box 100 | Carson City | NV | 89702 |

**None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.**

**X** Peter DiChiara

**Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer** *FORM WILL BE RETURNED IF UNSIGNED*

| Title | Date |
|---|---|
| Secretary | 05/22/2023 |

SECRETARY OF STATE

STATE OF NEVADA

# DOMESTIC CORPORATION (78) CHARTER

I, FRANCISCO V. AGUILAR, the duly qualified and elected Nevada Secretary of State, do hereby certify that **NusaTrip Inc.** did, on 05/22/2023, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 05/22/2023.

FRANCISCO V. AGUILAR
Secretary of State

Certificate Number: B202305223670100

You may verify this certificate online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

# NEVADA STATE BUSINESS LICENSE

**NusaTrip Inc.**

**Nevada Business Identification # NV20232795676**
**Expiration Date: 05/31/2024**

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
**License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived**.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 05/22/2023.

FRANCISCO V. AGUILAR
Secretary of State

Certificate Number: B202305223670101
You may verify this certificate
online at http://www.nvsos.gov

NUSATRIP INCORPORATED
ARTICLES OF INCORPORATION
May 22, 2023

FIRST

The name of this corporation is NUSATRIP INCORPORATED

SECOND

Its principal office in the State of Nevada is located at 701 S. CARSON STREET, SUITE 200, Carson City, NV, 89701,. The name and address of its resident agent is VCorp Services, LLC, at the above address.

THIRD

The purpose or purposes for which the corporation is organized is any lawful purpose.

FOURTH

The total number of shares of all stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"). If, in the future, the corporation authorizes preferred stock, the Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of preferred stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statues.

FIFTH

The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation. The number of members of the Board of Directors shall not be less than one nor more than thirteen. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation.

SEVENTH

The corporation is to have perpetual existence.

EIGHTH

In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized, subject to the bylaws, to make, alter, amend or repeal the bylaws of the corporation. All the corporate powers of the corporation shall be exercised by the board of directors except as otherwise limited herein or in the bylaws or by law.

NINTH

The corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Nevada.

A director or officer of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends. Any repeal or modification of this article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

ELEVENTH

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the board of directors may adopt by-laws from time to time with respect to indemnification, to provide at all times the fullest indemnification

permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer.

**EXHIBIT B**

# NUSATRIP INCORPORATED
# BYLAWS

## ARTICLE I
## OFFICES

**Section 1. Registered Agent and Offices**. The initial registered agent of the corporation in the State of Nevada shall be Vcorp Services, LLC 701 S. Carson Street, Suite 200. The principal place of business of the corporation shall be at 30 Gondoliers Bluff, Newport Coast, CA, 92657.

**Section 2. Other Offices**. The corporation may also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

## ARTICLE II
## CORPORATE SEAL

**Section 3. Corporate Seal**. The Board of Directors may adopt a corporate seal. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

## ARTICLE III
## STOCKHOLDERS' MEETINGS

**Section 4. Place of and Time of Meetings**.

**(a)** Meetings of the stockholders of the corporation may be held at such place, either within or outside of the State of Nevada, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Nevada Revised Statutes (the "**Act**").

**(b)** The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.

**(c)** Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada. The Board of Directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320 of the Nevada Private Corporations Law. If a meeting by remote communication is authorized by the Board of Directors in its sole discretion, and subject to guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by

means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

**Section 5. Annual Meeting**.

**(a)** The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

**(b)** At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the Act and applicable law, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this paragraph), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth ($90^{th}$) day nor earlier than the close of business on the one hundred twentieth ($120^{th}$) day prior to the first anniversary of the preceding year's annual meeting; *provided, however*, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one

hundred twentieth (120$^{th}$) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90$^{th}$) day prior to such annual meeting or the tenth (10$^{th}$) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "**1934 Act**"), and Rule 14a-4(d) thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "**Solicitation Notice**").

**(c)** Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10$^{th}$) day following the day on which such public announcement is first made by the corporation.

**(d)** Only such persons who are nominated in accordance with the procedures set forth in this Section (or elected or appointed pursuant to Article IV of these Bylaws) shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

**(e)** Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

**(f)** For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the "**SEC**") pursuant to Section 13, 14 or 15(d) of the 1934 Act.

**Section 6. Special Meetings**.

**(a)** Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by directors representing a quorum of the Board of Directors or (iv) by the holders of shares entitled to cast not less than 50% of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

**(b)** If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

**Section 7. Notice of Meetings**. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of

the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

**Section 8. Quorum**. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened a meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Articles of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

**Section 9. Adjournment and Notice of Adjourned Meetings**. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business, which might have been transacted at the original meeting pursuant to the Articles of Incorporation, these Bylaws or applicable law. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

**Section 10. Voting Rights**. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every

person entitled to vote or execute consents shall have the right to do so in person, either by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

**Section 11. Joint Owners of Stock**. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting (including giving consent pursuant to Section 13) shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Circuit Court for relief as provided in the Act. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

**Section 12. List of Stockholders**. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

**Section 13. Action Without Meeting**.

**(a)** Unless otherwise provided in the Articles of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

**(b)** Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which

proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

**(c)** In no instance where the action is authorized by written consent need a meeting of stockholders be called or notice given.

**(d)** An electronic mail, facsimile or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such electronic mail, facsimile or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic mail, facsimile or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic mail, facsimile or electronic transmission. The date on which such electronic mail, facsimile or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic mail, facsimile or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic mail, facsimile or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

**Section 14. Organization**.

**(a)** At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or, if the Chief Executive Officer is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

**(b)** The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the

corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

## ARTICLE IV
## DIRECTORS

**Section 15. Number and Term of Office**. The authorized number of directors of the corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient.

**Section 16. Powers**. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation. The Board of Directors of the Corporation is entitled to determine the voting powers and the designations (including the right and power to designate), preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class or series of preferred stock of the Corporation.

**Section 17. Term of Directors**.

**(a)** Directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders and his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

**(b)** No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

**Section 18. Vacancies**.

Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; *provided, however*, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Articles of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any

director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

**Section 19. Resignation**. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

**Section 20. Removal**.

Subject to any limitations imposed by applicable law, the Board of Directors or any director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors.

**Section 21. Meetings**

**(a) Regular Meetings**. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Nevada which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, or by electronic mail or other electronic means. No further notice shall be required for a regular meeting of the Board of Directors.

**(b) Special Meetings**. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the Chief Executive Officer (if a director), the President (if a director) or any director.

**(c) Meetings by Electronic Communications Equipment**. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

**(d) Notice of Special Meetings**. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is

sent by US mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

**(e) Waiver of Notice**. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

**Section 22. Quorum and Voting**.

**(a)** Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving; *provided, however*, that such number shall never be less than one-third (1/3) of the total number of directors except that when one director is authorized, then one director shall constitute a quorum. At any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. If the Articles of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in this Section to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

**(b)** At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

**Section 23. Action without Meeting**. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

**Section 24. Fees and Compensation**. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

**Section 25. Committees.**

**(a) Executive Committee.** The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Act to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

**(b) Other Committees.** The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

**(c) Term.** The Board of Directors, subject to the provisions of paragraphs (a) or (b) of this Section may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

**(d) Meetings.** Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of

members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

**Section 26. Organization**. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or if the Chief Executive Officer is not a director or is absent, the President (if a director), or if the President is not a director or is absent, the most senior Vice President (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary directed to do so by the Chief Executive Officer or President, shall act as secretary of the meeting.

## ARTICLE V
## OFFICERS

**Section 27. Officers Designated**. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, the Secretary, and the Treasurer, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint the Chief Financial Officer, the Controller, one or more Vice Presidents; one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers, as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

**Section 28. Tenure and Duties of Officers**.

**(a) General**. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors, or by the Chief Executive Officer or other officer if so authorized by the Board of Directors.

**(b) Duties of Chairman of the Board of Directors**. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer and no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section.

**(c) Duties of Chief Executive Officer**. The Chief Executive Officer shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief

Executive Officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

**(d) Duties of President**. In the absence or disability of the Chief Executive Officer or if the office of Chief Executive Officer is vacant, the President shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. If the office of Chief Executive Officer is vacant, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

**(e) Duties of Vice Presidents**. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

**(f) Duties of Secretary**. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

**(g) Duties of Treasurer and Chief Financial Officer**. The Treasurer and Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Treasurer and Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer and Chief Financial Officer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Treasurer or Chief Financial Officer in the absence or disability of the Treasurer and Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also

perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

**Section 29. Delegation of Authority**. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

**Section 30. Resignations**. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the Chief Executive Officer or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

**Section 31. Removal**. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written or electronic consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

## ARTICLE VI
## EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

**Section 32. Execution of Corporate Instruments**. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. All checks and drafts drawn on banks or other depositaries of funds to the credit of the corporation or on special accounts of the corporation shall be signed by such person or persons, as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

**Section 33. Voting of Securities Owned by the Corporation**. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

## ARTICLE VII
## SHARES OF STOCK

**Section 34. Form and Execution of Certificates**. The shares of the corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock, if any, of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of shares of stock in the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers, including but not limited to the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

**Section 35. Lost Certificates**. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

**Section 36. Restrictions on Transfer**.

**(a)** The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (each, a “**Transfer**”) of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Act.

**(b)** Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by a certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

**(c)** If the stockholder desires to sell or otherwise Transfer any of his or her shares of stock, then the stockholder shall first give written notice thereof to the corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed Transfer.

**Section 37. Fixing Record Dates**.

**(a)** In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors

may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; *provided, however,* that the Board of Directors may fix a new record date for the adjourned meeting.

**(b)** In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date, on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

**(c)** In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

**Section 38. Registered Stockholders**. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

## ARTICLE VIII
## FISCAL YEAR

**Section 39. Fiscal Year**. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

## ARTICLE IX
## INDEMNIFICATION

**Section 40. Indemnification of Directors, Executive Officers, Employees, and Other Agents**.

**(a) Directors and Executive Officers**. The corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Act or any other applicable law; *provided, however,* that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, *provided, further,* that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Act or any other applicable law or (iv) such indemnification is required to be made under paragraph (d) of this Section.

**(b) Other Officers, Employees and Other Agents**. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Act or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

**(c) Expenses**. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding; *provided, however*, that, if the Act requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

**(d) Enforcement**. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section to a director or executive officer or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Act or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Act or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

**(e) Non-Exclusivity of Rights**. The rights conferred on any person by this Section shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents

respecting indemnification and advances, to the fullest extent not prohibited by the Act or any other applicable law.

**(f) Survival of Rights**. The rights conferred on any person by this Section shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

**(g) Insurance**. To the fullest extent permitted by the Act, or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section.

**(h) Amendments**. Any repeal or modification of this Section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

**(i) Saving Clause**. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under applicable law.

**(j) Certain Definitions**. For the purposes of this Section, the following definitions shall apply:

**(1)** The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

**(2)** The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

**(3)** The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

**(4)** References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is

serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

**(5)** References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section.

## ARTICLE X
## NOTICES

**Section 41. Notices**.

**(a) Notice to Stockholders**. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 of these Bylaws. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

**(b) Notice to Directors**. Any notice required to be given to any director may be given by the method stated in paragraph (a) of this Section, or as provided for in Section 21 of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

**(c) Affidavit of Mailing**. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

**(d) Methods of Notice**. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

**(e) Notice to Person with Whom Communication Is Unlawful**. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental

authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Act, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

**(f) Notice to Stockholders Sharing an Address**. Except as otherwise prohibited under the Act, any notice given under the provisions of the Act, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

## ARTICLE XI
## AMENDMENTS

**Section 42. Amendments**. The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; *provided, however*, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

**APPROVED AND ADOPTED** on May 22, 2023

/s/ Dennis Luan Thuc Nguyen
Name: Dennis Luan Thuc Nguyen
Title: Sole Director